EXHIBIT 99.1

? ? Fortis 7th Annual Global Healthcare Conference Evan M. Levine, Chief Executive Officer April 25, 2007 AMEX: ANX Refining therapies for life

Safe Harbor Statement ADVENTRX cautions you that information included in this presentation that is not a description of historical facts constitutes forward-looking statements that involve risks, uncertainties, assumptions and other factors that, if they do not materialize or prove to be accurate, could cause ADVENTRX's results to differ materially from historical results or those expressed or implied by such forward-looking statements. The potential risks and uncertainties that could cause actual results to differ materially include, but are not limited to: ADVENTRX's ability to raise sufficient capital to fund the projects necessary to meet its anticipated or stated goals; the potential to attract a strategic partner and the terms of any related transaction; the ability to timely enroll subjects in ADVENTRX's current and anticipated clinical trials; the results of pending clinical trials for CoFactor(r) or ADVENTRX's other product candidates; the potential for CoFactor(r) and ADVENTRX's other product candidates to receive regulatory approval for one or more indications, and the uncertain process of seeking regulatory approval; other difficulties or delays in developing, testing, manufacturing and marketing and obtaining regulatory approval for CoFactor(r) and ADVENTRX's other product candidates; the market potential for fluoropyrimidine biomodulators and other target markets, and ADVENTRX's ability to compete in those markets; unexpected adverse side effects or inadequate therapeutic efficacy of CoFactor(r) or ADVENTRX's other products that could delay or prevent regulatory approval or commercialization; the risk that preclinical and clinical results are not indicative of the success of subsequent clinical trials and that products will not perform as preclinical and clinical data suggests or as otherwise anticipated; the potential for regulatory authorities to require additional preclinical work or other clinical requirements to support regulatory filings; the scope and validity of patent protection for CoFactor(r) and ADVENTRX's other product candidates; and other risks and uncertainties more fully described in ADVENTRX's press releases and periodic filings with the Securities and Exchange Commission. ADVENTRX assumes no obligation to revise or update any forward- looking statement, including any information included in this presentation, to reflect events or circumstances arising after the date on which it was made.

Mission ADVENTRX is a biopharmaceutical research and development company focused on commercializing proprietary product candidates for the treatment of cancer and infectious diseases. The Company seeks to improve the performance and safety of existing treatments by addressing significant problems such as drug metabolism, bioavailability, excessive toxicity and treatment resistance.

Investment Highlights Two oncology product candidates in registration trials Multiple pipeline compounds planned to enter the clinic in 2007 Anticipated launch of Zanaflu? for 2007/2008 cold and flu season Numerous partnership opportunities

ADVENTRX Pipeline and 2007 Goals


PROGRAMS
Preclinical
Initiate Phase 1 Trial
Initiate Phase 2 Trial
Initiate Registration Trial
Submit NDA
Market
ONCOLOGY
ANX-510 (CoFactor®)
ANX-530 (vinorelbine)*
ANX-514 (docetaxel)*
ANX-513 (paclitaxel)*
Organoselenones
ANX-570 (β-elemene)
ANX-575 (tocopherol succinate)
ANTIVIRALS
Zanaflu®
TRx Pharma
ANX-201
ANTIBIOTICS
ANX-015 (clarithromycin)* or
ANX-016 (vancomycin)*
Current status
Anticipated 2007 progress
* Anticipated 505(b)(2) registration strategy

ADVENTRX PHARMACEUTICALS

Short-term to longer-term value creation 505(b)(2) ANX-530 vinorelbine ANX-513/4 taxanes* ANX-015/6 antibiotics* Single marketing- enabling study OUTLICENSING upfront milestones royalties Zanaflu? (TRx Pharma) ADVENTRX's diversified approach to creating value Diverse Path to Future Revenues FULL DEVELOPMENT ANX-510 (CoFactor) mCRC breast cancer HIV ANX-201 * pending appropriate regulatory approvals

A new form of folate designed to replace leucovorin as the preferred biomodulator of 5-fluorouracil (5-FU) ANX-510 (CoFactor) Superior efficacy Reduced toxicity Faster administration Leucovorin (LV) Indicated for use with intravenous 5-FU in metastatic colorectal and other cancers Requires multiple metabolic steps to become active Global market approximately $500M CoFactor? Two clinical trials and preclinical studies have demonstrated

Mechanism of Action CoFactor vs Leucovorin in 5-FU-Mediated Tumor Cell Death

Phase 1/2 CoFactor Trial Design Clinical Design: Single Arm, Open Label Dosing Regimen: Dose escalating study using CoFactor and 5-FU IV bolus weekly Study Objectives: Assess safety, PK / PD, response rate, TTP and survival Study Population: 62 patients with breast, pancreatic, gastric, colorectal or gall bladder cancer cancer Clinical Site: 1 (Sweden) Principal Investigator: Bengt Gustavsson, MD, PhD Phase I-II Study Of Weekly 5-Fluorouracil And 5,10-Methylene-Tetrahydrofolate In Patients With Advanced Gastrointestinal And Breast Cancer: G. Carlsson, E. Odin, P-A. Larsson, R. Frosing, C.P. Spears, B., Gustavsson: The Cancer Journal, Vol 10 No. 5 September-October 1997.

Bengt CF/5-FU 5-FU/LV n=407 5-FU/LV n=190 5-FU/LV n=226 5-FU/LV n=187 5FU/LV n=303 5FU/LV n=301 29 14.5 9 21 22 11 14 % of patients Objective Response Rate Bengt CoFactor 5FU Ph II 5-FU/LV n=407 5-FU/LV n=190 5-FU/LV n=226 5-FU/LV n=187 5FU/LV n=303 5FU/LV n=301 246 114 99 129 132 132 132 days Time to Tumor Progression Bengt CF/5-FU 5-FU/LV n=408 5-FU/LV n=190 5-FU/LV n=226 5-FU/LV n=187 5FU/LV n=303 5FU/LV n=301 441 402 309 378 423 408 369 14.7 15.3 13.4 10.3 12.6 14.1 13.6 12.3 Survival days Phase 1/2 clinical results Objective response in breast (56%), pancreatic (40%), gastric (33%) and colorectal (21%) cancers (1st + 2nd line) Graphs represent all first-line mCRC (n = 24 patients) Source: All comparison data are from 1st line mCRC trials from product package inserts or (UFT) from Douillard et al JCO Sept 2002, Carmichael et al JCO Sept 2002. CoFactor RR, TTP and Survival Favorable When Compared to 5-FU/LV Control Arms 2000 Irinotecan control arms 1999 UFT control arms n=303 2001 Xeloda? control arms n=301 n=226 n=187 n=407 n=190 CoFactor 5-FU Ph 1/2 2000 Irinotecan control arms 1999 UFT control arms n=303 2001 Xeloda? control arms n=301 n=226 n=187 n=407 n=190 CoFactor 5-FU Ph 1/2 2000 Irinotecan control arms 1999 UFT control arms n=303 2001 Xeloda? control arms n=301 n=226 n=187 n=407 n=190 CoFactor 5-FU Ph 1/2

Phase 2 CoFactor Trial Design

Clinical Design:	Simon Two-Stage, Single Arm, Open Label
Dosing Regimen:	CoFactor, 5-FU IV bolus, administered weekly for 6 weeks
Primary Endpoint:	$\geq$ 25% objective tumor response (WHO criteria)
Secondary Endpoints:	Safety, TTP and overall survival
Study Population:	50 treatment naïve patients with mCRC; prior adjuvant treatment permitted
Clinical Sites:	9 (5 in US and 4 in Serbia)
Data Analysis:	Blinded, third-party evaluations by CT scan or MRI
Principal Investigator:	Tony Reid, MD, PhD

5,10-methylenetetrahydrofolic acid with 5-fluorouracil as first line treatment in metastatic colorectal cancer: a phase II study. T. Reid, C. P. Spears, R. Quadro, M. Subramanian, L. Pawl, G. Jankovic, S. Jelic, N. Milinic, L Muzikravic, JM Robbins. 2006 Gastrointestinal Cancers Symposium, San Francisco. Jan-28, 2006

ADVENTRX PHARMACEUTICALS

Bengt CF/5-FU 5-FU/LV n=407 5-FU/LV n=190 5-FU/LV n=226 5-FU/LV n=187 5FU/LV n=303 5FU/LV n=301 29 35 14.5 9 21 22 11 14 % of patients Objective Response Rate Bengt CoFactor 5FU Ph II 5-FU/LV n=407 5-FU/LV n=190 5-FU/LV n=226 5-FU/LV n=187 5FU/LV n=303 5FU/LV n=301 246 162 114 99 129 132 132 132 days Time to Tumor Progression Bengt CF/5-FU 5-FU/LV n=408 5-FU/LV n=190 5-FU/LV n=226 5-FU/LV n=187 5FU/LV n=303 5FU/LV n=301 441 459 402 309 378 423 408 369 14.7 15.3 13.4 10.3 12.6 14.1 13.6 12.3 Survival days Phase 2 clinical results Tumor response of 35% exceeds primary endpoint of 25% (n=46) Median TTP of 162 days (n=49) Median survival of 459 days (n=50) Excellent toxicity profile * Independently-determined Source: All comparison data are from 1st line mCRC trials from product package inserts or (UFT) from Douillard et al JCO Sept 2002, Carmichael et al JCO Sept 2002. 2000 Irinotecan control arms 1999 UFT control arms n=303 2001 Xeloda? control arms n=301 n=226 n=187 n=407 n=190 CoFactor 5-FU Ph 2 2000 Irinotecan control arms 1999 UFT control arms n=303 2001 Xeloda? control arms n=301 n=226 n=187 n=407 n=190 CoFactor 5-FU Ph 2 2000 Irinotecan control arms 1999 UFT control arms n=303 2001 Xeloda? control arms n=301 n=226 n=187 n=407 n=190 CoFactor 5-FU Ph 2 CoFactor RR, TTP and Survival Favorable When Compared to 5-FU/LV Control Arms

1st line Rx survival CF/5FU 23 27.4 90 20.4 Median Survival Following Second-line Therapy for mCRC months 33 patients went on to 2nd line treatment 4 patients underwent surgical resection Results compared to those from recent study comparing sequence of typical 1st/2nd line therapies Source: T. Reid, et al, 8th World Congress on GI Cancer June 28-July 1, 2006. Tournigand, TA, et al, J Clinical Oncology, 22:2, Jan 15, 2004, 229-237. Response to Second-line Treatment FOLFIRI CoFactor/5-FU n=33 n=109 FOLFOX6 n=111 Supplemental Phase 2 clinical results 23.0 21.5 20.6 FOLFIRI FOLFOX6 Various 1st LINE: 2nd LINE: Encouraging supplemental data suggest CoFactor/5-FU would make a good initial mCRC treatment in a sequential treatment strategy

Toxicity Profile Comparison (% Grades 3/4)* nr = not reported *All comparison data from product package inserts or (UFT) from Douillard et al JCO Sept 2002, Carmichael et al JCO Sept 2002. Nausea/vomiting and stomatitis/mucositis were added if not given as combined. a Single case of Grade 4 neutropenia was reported during the 30 day follow up period after the last dose of CoFactor plus 5-FU study therapy and after the patient started FOLFOX with Avastin therapy Grade 3-4 Adverse Events (%) Ph 2 5-FU/ CoFactor n=50 5-FU/LV cntl arm UFT n=394 5-FU/LV cntl arm UFT n=185 5-FU/LV cntl arm CPT-11 n=226 5-FU/LV cntl arm CPT-11 n=187 5-FU/LV cntl arm Xeloda n=593 Xeloda n=596 Diarrhea 0 16 11 13 6 12 15 Nausea/Vomiting 0 10 9 12 6 7 8 Stomatitis/Mucositis 0 19 16 17 3 15 2 Anemia 0 7 4 56 2 1 2 Neutropeniaa 2 56 31 67 13 21 3 Hyperbilirubinemia 0 8 10 8 11 6 23 Neuropathy 0 nr nr nr nr nr nr Hand-Foot Syndrome 0 0 0 nr 1 1 17 Lower percentage of grade 3/4 adverse events with CoFactor/5-FU compared with LV/5-FU

Toxicity Profile Comparison (% All Grades)* Adverse Events (% ALL grades) Ph 2 5-FU/ CoFactor n=50 5-FU/LV cntl arm UFT n=394 5-FU/LV cntl arm UFT n=185 5-FU/LV cntl arm CPT-11 n=226 5-FU/LV cntl arm CPT-11 n=187 5-FU/LV cntl arm Xeloda n=593 Xeloda n=596 Diarrhea 42 76 60 69 45 61 55 Nausea/Vomiting 50 75 58 114 87 81 70 Stomatitis/Mucositis 10 75 55 76 29 62 25 Anemia 8 87 89 99 91 79 80 Neutropeniaa 6 77 67 99 48 46 13 Hyperbilirubinemia 2 22 23 92 36 17 48 Neuropathy 2 nr nr nr nr 4 10 Hand-Foot Syndrome 4 5 4 nr 13 6 54 nr = not reported *All comparison data from product package inserts or (UFT) from Douillard et al JCO Sept 2002, Carmichael et al JCO Sept 2002. Nausea/vomiting and stomatitis/mucositis were added if not given as combined. a Single case of Grade 4 neutropenia was reported during the 30 day follow up period after the last dose of CoFactor plus 5- FU study therapy and after the patient started FOLFOX with Avastin therapy Lower percentage of all adverse events with CoFactor/5-FU compared with LV/5-FU

Positive Preclinical Activity Xenografts modeled in immunocompromised mice: Greater tumor inhibition Longer survival Cancer models tested: colorectal (HT29, DLD-1), pancreatic (AsPC-1), gastric (HTB-135) Toxicity modeled in immunocompetent mice: Significantly lower hematological toxicity (reduced thrombocytopenia, leukopenia, neutropenia and lymphopenia) Significantly lower gastrointestinal toxicity (reduced weight loss) Replacing leucovorin with CoFactor led to longer survival with lower toxicity in regimens that included oxaliplatin, anti-VEGF, irinotecan, UFT, capecitabine (Xeloda) and gemcitabine

Preclinical: Hybrid treatment regimen Better efficacy profile with CoFactor/5-FU/capecitabine hybrid treatment regimen compared with LV/5-FU/capecitabine or capecitabine alone Source: Cantwell, MJ and Robbins, JM, AACR Annual Meeting 2007. Antitumor activity Survival HT29 tumor model, n=20 per group

Better toxicity profile with CoFactor/5-FU/capecitabine hybrid treatment regimen compared with LV/5-FU/capecitabine or capecitabine alone % weight change % weight change Day 8 Day 15 Percent of mice with weight loss severity graded according to NCI CTC. Percent change in body weight was determined on Day 8 and 15. Source: Cantwell, MJ and Robbins, JM, AACR Annual Meeting 2007. water cape. 5FU/LV ? cape. 5FU/CF ? cape. water cape. 5FU/LV ? cape. 5FU/CF ? cape. Preclinical: Hybrid treatment regimen

CoFactor Clinical Development* Trial Indication Design 2007 2007 2008 2009 2009 Phase 2b 1st Line mCRC CoFactor/5-FU versus LV/5-FU Phase 3 1st Line mCRC CoFactor/ 5-FU/Avastin versus LV/5-FU/Avastin Phase 2 Advanced breast cancer CoFactor/5-FU Phase 2b Phase 3 Phase 2 * Graphical presentations do not depict or indicate achievement of any particular milestone and are solely to assist in understanding the anticipated timelines of each trial relative to the others.

Phase 2b mCRC Trial Clinical Design: Multi-national randomized two-armed open-label Study Population: 300 patients with mCRC (1st line) Dosing Regimen: de Gramont regimen (400mg/m2 loading dose of 5-FU followed by 600 mg/m2 5-FU via 22 hr infusion for two consecutive days every 2 weeks), with either CoFactor 60mg/m2 or leucovorin 200 mg/m2, each administered every 2 weeks for 12 cycles as a 2 hr IV bolus. Primary Endpoint: Incidence of Grade 3 or 4 hematological or gastrointestinal toxicity Secondary Endpoints: Safety, response rate, TTP and survival Clinical Sites: 30 (Europe and India) Data Analysis: Tumor assessment every 8 weeks, strict regulations for dose modification Principal Investigator: James Cassidy, MD, MBChB, MSc, FRCP

Phase 3 mCRC Trial Design

Clinical Design:	Multi-center, randomized, parallel group, open-label
Study Population:	1,200 patients (600 per arm) with mCRC (1st line)
Dosing Regimen:	* CoFactor 60mg/m^2 by 2-3 min IV bolus. (Wait 20 min.)
	* leucovorin 500mg/m^2 by 2 hour IV bolus. (Wait 1 hour)
	followed by 5-FU 500mg/m^2 IV bolus administered weekly for 6 weeks. Avastin 5mg/kg continuous IV over 90 min. every 2 weeks
Primary Endpoint:	Improvement in progression-free survival of $\geq$ 28 days; SPA with FDA
Secondary Endpoints:	Response rate, duration of response, overall survival and incidence and severity of AEs
Clinical Sites:	100 planned in the US; additional overseas
Data Analysis:	Two interim analyses are planned. Tumor assessment every 8 weeks, strict regulations for dose modification. Power of 80%, α level of 0.05. Estimated median TTP is 9.44 mo in control arm.
Principal Investigator:	M. Wasif Saif, MD, MBBS

ADVENTRX PHARMACEUTICALS

Phase 2 Advanced Breast Cancer Trial Design Clinical Design: Multi-center, open-label, single arm Study Population: 31 advanced breast cancer patients who failed anthracycline and taxane chemotherapy regimens Dosing Regimen: CoFactor by IV bolus followed by 5-FU IV bolus administered weekly for 6 weeks Primary Endpoint: Objective response rate (RECIST criteria) Secondary Endpoints: Duration of response, progression free survival, overall survival and incidence and severity of AEs Clinical Sites: 6 (Latin America, Europe, Russia) Data Analysis: Tumor and Safety assessments every 8 weeks Outcome to guide in design of Phase III study

Standard of Care in CRC

5-FU and LV are widely used in adjuvant-2nd-line chemotherapy regimens

Adjuvant Chemotherapy

- Capecitabine* or 5-FU/LV* or 5-FU/LV/oxaliplatin*
- 5-FU/LV/oxaliplatin or capecitabine or 5-FU/LV
- either neoadjuvant or post surgery therapy with FOLFIRI or FOLFOX or CapeOX + bevacizumab
- systemic therapy FOLFIRI or FOLFOX or CapeOX + bevacizumab

First-line → Second-line

patient can tolerate intensive therapy

First-line	Second-line
FOLFOX + bevacizumab or CapeOX + bevacizumab	FOLFIRI or Irinotecan or FOLFIRI + cetuximab* or Cetuximab + irinotecan*
or FOLFIRI + bevacizumab	FOLFOX or CapeOX or Cetuximab or panitumumab or Cetuximab + irinotecan
or 5FU/LV + bevacizumab	FOLFOX or CapeOX or Irinotecan or FOLFIRI

patient cannot tolerate intensive therapy

First-line	Second-line
Capecitabine+/- bevacizumab** or 5FU/LV +/- bevacizumab	Improvement in functional status
	No improvement in functional status

Drug Key

FOLFOX: *oxaliplatin, leucovorin, 5-FU*

FOLFIRI: *irinotecan, leucovorin, 5-FU*

IFL: *irinotecan, leucovorin, 5-FU*

CAPOX: *capecitabine, oxaliplatin*

Source: NCCN Practice Guidelines in Oncology – v.1.2007 *Category 2B: There is nonuniform NCCN consensus based on lower-level evidence including clinical experience, that the recommendation is appropriate; ** Category 2B for the combination with bevacizumab.

ADVENTRX PHARMACEUTICALS

5-FU Leucovorin Avastin Eloxatin Camptosar Xeloda Erbitux 75 73 62 54 20 19 3 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 5-FU Leucovorin Avastin Eloxatin Camptosar Xeloda Erbitux 83 68 3 47 1 17 1 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 5-FU Leucovorin Avastin Eloxatin Camptosar Xeloda Erbitux 61 60 54 29 42 17 17 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Adjuvant/Stage II & III: First-line: Second-line: patient share 5-FU LV Avastin Eloxatin Campto Xeloda Erbitux 5-FU LV Avastin Eloxatin Campto Xeloda Erbitux patient share Source: March 06 data from Oncology, Inc. 5-FU LV Avastin Eloxatin Campto Xeloda Erbitux LV's Large Share of CRC Market Patient share

Leucovorin Market Global Market of Approx. $500M for Leucovorin & Calcium Levofolinate (l-Lv)* Source, IMS Health Quarterly sales ($M) Q1/05 Q2/05 Q3/05 Q4/05 Q1/06 Q2/06 Y 2005 LV + l-Lv 113.7 122.6 121.5 125 118.9 130.3 >480M LV 71.1 77.3 74.8 77.6 73.3 82.6 300.8M l-Lv 42.6 45.3 46.7 47.4 45.6 47.7 182M * all intravenous and oral forms included

A new formulation of intravenous vinorelbine tartrate designed to reduce vein irritation ANX-530 (vinorelbine emulsion) FDA clearance of single 28-patient bioequivalency study of ANX-530 and Navelbine as a marketing-enabling clinical trial under 505(b)(2) Preclinical studies demonstrated reduced vein irritation, redness and swelling Pharmacokinetics and antitumor activity similar to Navelbine ANX-530 (vinorelbine emulsion ) Vinorelbine (Navelbine?) Indicated as single agent or in combination with cisplatin for first-line treatment of unresectable advanced NSCLC Injection site reactions in approximately one-third of patients Annual global market > $200M

Vein Irritation Edema Erythema ANX-530 Preclinical Data 2nd Injection: Navelbine? (vinorelbine) ANX-530 (vinorelbine emulsion) Lower vein irritation, edema and erythema in preclinical studies with ANX-530 * * * Vinorelbine solution: Due to the severity of toxicity, animals did not receive the full set of injections but were still analyzed for toxicity after each injection period. *High dose group received 1st injection only. Low and medium dose groups received 1st and 2nd injections only. Increasing toxicity 1st Injection: multiple of human dose multiple of human dose multiple of human dose Vinorelbine solution Vinorelbine emulsion 2x 4x 8x 2x 4x 8x 2x 4x 8x 2x 4x 8x 2x 4x 8x 2x 4x 8x ANX-530: ALL dose levels & injections were given

ANX-530 Pharmacokinetics Source: Cantwell, MJ, Robbins, JM, Chen, AX; A novel emulsion formulation of vinorelbine attenuates venous toxicity while maintaining antitumor efficacy; AACR 2006 Pharmacokinetics unchanged for ANX-530 (vinorelbine emulsion) in a rat pK model

ANX-530 Favorable Histopathology

Favorable histopathology for ANX-530 in preclinical studies


Focal Epidermal Necrosis
Lympho/Granulocytic Infiltration
Perivascular Edema
Acute Hemorrhage
Toxicity Score
Dose (mg/kg)
0
10
20
30
40
1
2
3
4
5
6
7

Vinorelbine solution

ANX-530

0 to 3 scale – no observable event to marked severity. Toxicity scores represent the sum of all ear sections and rabbits in a dosing group

(n=7 per group)

Source: Cantwell, MJ, Robbins, JM, Chen, AX; A novel emulsion formulation of vinorelbine attenuates venous toxicity while maintaining antitumor efficacy; AACR 2006

ADVENTRX PHARMACEUTICALS

ANX-530 Bioequivalency Trial Design Clinical Design: Multi-center, randomized, crossover comparison of ANX-530 with Navelbine Study Population: 28 patients with advanced cancer potentially sensitive to vinorelbine Dosing Regimen: Single dose of 30mg/m2, 10 minute infusion Primary Endpoint: Pharmacokinetic equivalence of ANX-530 and Navelbine Secondary Endpoints: Safety of a single dose of ANX-530 Clinical Sites: 6 (Latin America) Data Analysis: Pharmacokinetics, physical exam, vital signs and adverse events

Global Vinorelbine Market Source: IMS Health Standard units (000's) Generic Vinorelbine Sales (2004-2006) Global annual sales > $200M Unit sales CAGR of 9% (last 2 years, top 10 countries) Q1 04 Q2 04 Q3 04 Q4 04 Q1 05 Q2 05 Q3 05 Q4 05 Q1 06 Q2 06 Q3 06 Q4 06 vino unit sales 553 571 599 632 612 659 659 684 658 717 704 717 Standard units (000's)

ANX-513 (paclitaxel emulsion) Novel emulsion free of Cremophor?, other detergents or macromolecules Designed to be non-allergenic and eliminate the need for immunosuppressant premedication No reactions in guinea pig hypersensitivity test with high or low dose Paclitaxel approved to treat breast, ovarian & non-small cell lung cancers Improving Safety of Taxanes ANX-514 (docetaxel emulsion) Novel emulsion free of polysorbate 80 or other detergents Designed to be non-allergenic and eliminate need for multiday immunosuppressant premedication No reactions in guinea pig hypersensitivity test with high or low dose Docetaxel approved to treat breast, non-small cell lung, prostate, head and neck & gastric cancers

ANX-514: Plasma Histamine Levels

Lower hypersensitivity observed following ANX-514 (docetaxel emulsion) administration over Taxotere

Day 1 Dosing



10000
1000
100
10
1
Histamine (nM)
ANX-514
Taxotere
0
3
6
9
12
Hours

Day 22 Dosing



10000
1000
100
10
1
Histamine (nM)
0
3
6
9
12
Hours

Dose Level = 1 mg/kg. Duration of Infusion = 5 minutes. Crossover Study Design.
n = 4 animals per group

ADVENTRX data on file.

ADVENTRX PHARMACEUTICALS

Total Taxane pharmaceutical market nearly $3 billion Taxanes Market Source: EvaluatePharma Taxane Global Drug Sales 1999-2005

ANX-201

Reverse transcriptase inhibitor with novel mechanism of action that re-enables NRTI use in NRTI-resistant HIV+ patients

ANX-201 (thiophosphonoformic acid, TPFA):



thiophosphonoformate, TPFA

- Resensitizes NRTI-resistant virus
- Active against virus with common mutations
- Unique mechanism of action as a pyrophosphate analog reflected in unique resistance profile
- Synergistic activity with NRTIs including tenofovir, zidovudine (AZT), lamivudine and abacavir
- Broad antiviral activity: HIV, HPV, herpes and influenza A

Note: Tenofovir is a NRTI in Truvada® and Viread®, zidovudine is a NRTI in Combivir®, Trizivir®, Retrovir®, lamivudine is a NRTI in Epivir®, Combivir®, Trizivir®, and abacavir is a NRTI in Ziagen®, Trizivir®, Epzicom®.

ADVENTRX PHARMACEUTICALS

K65R TAMs M184V tenofovir 0 50 12.5 stavudine nt 37.5 66.7 zidovudine 50 11.1 38.5 ANX-201 100 100 100 Resistant Virus Susceptible to ANX-201 Source: Assays performed by Monogram Biosciences. Data on file. NRTI Activity Against HIV with Common Mutations: nt % of viruses sensitive ADVENTRX data on file. n=6 n=18 n=13

% resistant 4th Qtr nnrti-resistant virus 20.4 TDF/d4T 32.7 31.6 ZDV 27 43.9 EFV 3.7 NVP 14.8 THV 100 wt TDF/d4T 0 ZDV 0 EFV 0 NVP 20 THV 0 Source: Assays performed by Monogram Biosciences. Data on file. zidovudine ANX-201 tenofovir/ stavudine efavirenz nevirapine NNRTI-resistant virus n=27 Drug Activity Against HIV with Resistance to NNRTIs: Resistant Virus Susceptible to ANX-201 % of viruses sensitive ADVENTRX data on file.

Characteristics of HIV drug resistance Source: Richman, et al, The prevalence of antiretroviral drug resistance in the United States, AIDS, 2004. Datamonitor Stakeholder Insight: HIV, Oct 2005. BioStrategies, 2007. ANX-201 resensitizes NRTI-resistant virus. Novel mechanism of action is reflected in unique resistance profile. NRTIs Protease inhibitors NNRTIs HIV treated population in the US: Resistance to one or more drugs is estimated at 76%. Estimated drug resistance by class (HIV-treated): Resistance to >1 class: 47% Resistance to 3 classes: 13% percent of virus resistant to drug class

Sources: National Center for Health Statistics, UNAIDS/WHO, Datamonitor Pipeline Insight HIV 8/06 NRTI NNRTI PI Other 3.914 0.98600000013148 2.372 0.168 30.6 38.6 34.6 45.9 46.9 45 HIV/AIDS Market RTI SALES (US) Drugs targeting HIV reverse transcriptase generated $4.9B in sales (2005) MARKET GROWTH HIV/AIDS is a chronic disease: Goal of treatment is lifelong viral suppression. Treatment-experienced 3rd line+ patients, represent approximately one-third of all HIV+ patients in the U.S. Number of HIV cases: US - 950,000 with 40,000 new cases each year North America and Western Europe - 1.8M Global - nearly 40M Portion of total sales by drug class in the 6 major markets (2005): MARKET SIZE

Source: Incidence and prevalence database. Matrixx Initiatives, Inc. 2006 annual report. ZANAFLU? U.S. rights licensed to TRx Pharma parent company (Oct. 06) $1M license fee + milestones and 15-20% royalties on product sales Leading competitive US product, Zicam(r), positioned for cold Zicam-branded cold remedy and multi-symptom cold/flu product line sold nearly $75M in 2006 Estimated 20-50M cases of flu and 500M cases of common cold each year in U.S. U.S. Market Launch Expected in 2007 Chitosan-based intranasal/topical broad spectrum antiviral intended to reduce duration and severity of cold and flu for OTC market

ZANAFLU Preclinical Efficacy Zanaflu (ANX-211) has demonstrated efficacy against viruses responsible for the common cold, influenza and other respiratory tract infections in preclinical studies No antiviral added (positive control) Zinc only preparation ANX-211 HEK cells infected by adenovirus carrying ?-gal gene. Virus-infected cells are blue from X-gal staining. ANX-211 was more effective than the zinc only preparation in protecting the cells against the adenovirus infection. virus-infected cells stained blue

ANX-015 (clarithromycin emulsion) Clarithromycin for Injection Market: A novel IV-delivered emulsion formulation of the macrolide antibiotic, clarithromycin, designed to reduce vein irritation Klacid? (clarithromycin 500mg for injection, Abbott Laboratories) Global sales: >1.9M units Four Countries Make Up Two-thirds of the Global Clarithromycin IV Market (% of total unit sales) ANX-015 is designed to reduce injection site reactions characterized by phlebitis and inflammation that are common with IV-administered clarithromycin Clarithromycin is highly potent against a variety of aerobic and anaerobic Gram- positive and Gram-negative organisms Source: IMS Health, 2005

3rd Qtr 4th Qtr US 116251 130772 90 20.4 JAPAN 110602 111210 34.6 31.6 FRANCE 77002 85918 45 43.9 UK 17022 17561 GERMANY 15680 16029 SPAIN 8390 9073 ITALY 7346 6175 ROW 97439 ANX-016 (vancomycin emulsion) A novel emulsion IV formulation of the antibiotic, vancomycin, designed to reduce vein irritation MRSA: an increasing threat MRSA Among ICU Patients 1995-2004 Sources: CDC, Merck Manual http://www.merck.com/mrkshared/mmanual/section13/chapter157/157a.jsp; incidence and prevalence database, www.emedicine.com, National Nosocomial Infections Surveillance (NNIS) System Vancomycin IV Global Sales >$450M ANX-016 is designed to reduce vein irritation from IV-administered vancomycin. ANX-016 is intended for severe infections caused by susceptible strains of methicillin-resistant staphylococci (MRSA), penicillin-allergic patients and for infections caused by vancomycin- susceptible organisms that are resistant to other antimicrobial drugs. *IMS Health, 2005 figures Vancomycin IV: >$450M Global Sales*

Leadership Evan M. Levine, Chief Executive Officer & Director Brown Simpson Asset Management; Dillon Read; Hambrecht & Quist James A. Merritt, M.D., President & Chief Medical Officer Imagine Pharmaceuticals; Introgen; Viagene; Idec Pharmaceuticals; Upjohn Gregory P. Hanson, C.M.A., M.B.A., Chief Financial Officer, Senior Vice President Avanir Pharmaceuticals; XXsys Technologies, L3 Communications, Caterpillar, Ford Joan M. Robbins, Ph.D., Chief Scientific Officer, Senior Vice President Immusol; Chiron; NCI/NIH Laboratory of Tumor Immunology & Biology Brian M. Culley, M.S., M.B.A., Chief Business Officer, Senior Vice President Immusol; UCSD Technology Transfer and Intellectual Property Dept.; Neurocrine Biosciences Joachim P. H. Schupp, M.D., Vice President, Medical Affairs ProSanos Corp.; Novartis AG Patrick L. Keran, J.D., General Counsel, Vice President, Legal Isis Pharmaceuticals; Heller Ehrman; Brobeck, Phleger & Harrison Mark J. Cantwell, Ph.D., Vice President, Research & Development Tragen Pharmaceuticals; UCSD Michele L. Yelmene, Vice President, Regulatory Affairs Perlan Therapeutics, Genzyme Corp., Mallinckrodt

Board of Directors M. Ross Johnson, Ph.D. Cofounder, Parion Sciences Evan M. Levine Chief Executive Officer, ADVENTRX Pharmaceuticals Mark N. K. Bagnall, C.P.A. Chief Finance and Operations Officer, Metabolex, Inc. Alex J. Denner, Ph.D. Icahn Partners LP, Icahn Partners Master Fund LP. Director, ImClone Systems Michael M. Goldberg, M.D. Partner, Montaur Capital Partners Jack Lief President, CEO, Cofounder and Director, Arena Pharmaceuticals Mark J. Pykett, V.M.D., Ph.D. President and COO, Boston Life Sciences, Inc., Cofounder, Cytomatrix

Ambitious Clinical & Business Development Plan in 2007 As many as 5 different product candidates in clinical development* U.S. launch of ZANAFLU(r) (ANX-211) for the 2007/2008 cold and influenza season Data from Phase 2b clinical trial of CoFactor in the treatment of metastatic colorectal cancer Anticipate filing first New Drug Application with the FDA for ANX-530 (vinorelbine emulsion) Continue to advance several of our product candidates through preclinical research *Pending successful preclinical development and appropriate clearance of our Investigational New Drug Applications (IND's)

? ? AMEX: ANX Refining therapies for life